SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

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[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
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[X]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                         Trust for Investment Managers
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                (Name of Registrant as Specified In Its Charter)

                       StockJungle.com Investment Advisors
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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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
Dear StockJungle.com Mutual Fund Investor:

Yesterday, you received an e-mail regarding a proxy vote for the StockJungle.com Mutual Funds.

This first year for the StockJungle.com Mutual Funds has been an extraordinarily productive and exciting one. We, as always, credit you, the early investors, for the success this year has brought. As we now look towards next year and even further success, the Board of Trustees for the StockJungle.com Funds has unanimously approved a proposed reorganization and recommends that you vote FOR the proposal. And, we need your vote to act on the Board's proposed changes.

Simply follow the instructions inside the e-mail you received from "edelivery@proxyweb.com" to vote your proxy. Of course, if you're in the Los Angeles area at the end of October, we'd love to have you place your vote in person at our corporate headquarters. The meeting will be held on October 31, 2000 at 10:00 a.m. Pacific Time at 5750 Wilshire Boulevard, Suite 560, Los Angeles, California 90036.

If you have any questions at all about the proposed reorganization or the proxy vote, please don't hesitate to contact our Customer Service line toll-free at
(866) 586-4538. And since we belive this vote to be very significant to the future success of StockJungle.com, please know that I am also personally available to answer any questions that you may have. You can reach me in my office directly at (323)602-2001 during normal business hours.

With sincerest thanks,

Michael Witz
StockJungle.com
Founder and CEO